UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:  811-09687

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  November 30, 2006

Date of reporting period:    November 30, 2006


ITEM 1. REPORTS TO STOCKHOLDERS.



-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Focused Growth & Income Fund

Annual Report

November 30, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



January 29, 2007

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Focused Growth & Income Fund (the "Fund") for the annual reporting period ended November 30, 2006.

Investment Objective and Policies

The Fund's investment objective is long-term growth of capital. The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser uses a disciplined investment process to evaluate the companies in the Adviser's extensive research universe and to identify the stocks of companies that offer the best combination of value and potential for price appreciation. The Fund may invest in companies of any size and in any industry. The Fund may invest in securities of non-U.S. issuers.

Investment Results

The table on page 5 provides performance data for the Fund and its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended November 30, 2006. Also included in the table are returns for the Fund's peer group, as represented by the Lipper Large-Cap Core Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

Despite delivering attractive absolute performance, the Fund underperformed its value style benchmark for both the six- and 12-month periods ended November 30, 2006. The Fund outperformed its Lipper Average for the six-month period, and underperformed its Lipper Average for the 12-month period ended November 30, 2006.

Weak relative performance versus the benchmark during the 12-month reporting period was primarily due to disappointing stock selection. The Fund's exposure to housing-related securities, health care services and technology hurt performance. The Fund's almost zero exposure to the energy sector also hurt. Importantly, in this environment where the Fund's Relative Value Investment Team (the "Team") believes that the market has bifurcated along the lines of big and high quality companies versus all else, the Fund has not owned as many big winners as the Team would normally expect to. Indeed, the Team believes that the Fund's recent relative performance difficulties have been more an error of omission--where the Team's preference for high quality business characteristics have gone unrewarded--than an error of commission, where the Team has made an abnormally high number of forecast mistakes in its fundamental analysis.

During the six-month period ended November 30, 2006, the Fund's performance was strong versus the Lipper Average but behind its benchmark. Versus the benchmark, sector selection was weak and stock selection was strong. Large underweights in the strongly performing energy, utilities and financial sectors had greater impact than otherwise positive stock selection during the six-month period. Generally, the Team sees these subsets of the market as having demonstrated


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 1


strong multi-year price momentum and, as a result, they have become quite expensive. The Team had negligible interest in them as value investors. More recently, larger, higher-quality companies--which dominate the Fund's investments--have fared better than the rest of the market and the Fund's peer and benchmark relative results have improved from their recent low levels.

Market Review and Investment Strategy

U.S. stocks performed well in the six-month period and even better during the 12-month reporting period, as investors seemed satisfied that the current level of historically strong corporate earnings performance could be sustained in the face of slowing U.S. economic growth. Indeed, two consecutive U.S. Federal Reserve meetings without an interest rate hike appeared to bolster investor optimism that U.S. economic weakness would be contained to the housing and auto sectors.

As they have for the duration of the post-Technology bubble period, value style and small-capitalization stocks performed best as investors continue to price large, sustainable growth companies at a significant discount to their long term earnings power, according to the Team. The persistent outperformance of low-quality, cyclical and smaller-cap stocks continues to run counter to the Team's current strategy of purchasing high-quality mega cap stocks and stocks with relatively strong long-term growth prospects at exceptionally low relative valuations.

Corporate profitability hasn't merely been high overall--it has been unusually high in almost all sectors. As a result, most stocks are being priced alike. Businesses with highly variable historical earnings have benefited most as investors have paid much higher multiples than usual for their peak cyclical earnings. Meanwhile, investors have refused to pay a normal premium for companies with more stable earnings and higher long-term growth potential.

As active managers seeking to buy companies priced at low relative valuations versus their earnings prospects, the Team has been frustrated by the similarity in valuations across the market in recent years--and excited by the unusual opportunity it has presented to buy high quality companies with strong long-term growth potential at unusually low relative valuations.

History shows that as the economy slows, corporate profitability tends to become far more differentiated, and the multiples that investors will pay for earnings become far more differentiated, too. The Team's bottom-up research continues to lead it to emphasize high-quality and mega-cap stocks, and stocks with earnings less dependent on a strong economy.

The opportunity remains particularly large in mega-capitalization stocks, defined here as the 50 largest in the U.S. market. Over the last 30 years, mega-caps have traded on average at a premium to the forward P/E of the rest of the U.S. large-cap market (defined as the next 450 largest stocks). Yet despite their outperformance over the last six months, mega-caps are still trading at a close to their lowest relative valua-


2 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


tions ever: a 10% discount to the rest of the large-cap market.

In the Team's opinion, mega-caps' normal premium is well deserved: their earnings tend to be more stable because their more diverse product sets and more global customer base makes them less vulnerable to adverse developments for any one product and to a slowdown in the U.S. economy. Mega-caps' stronger balance sheets, meanwhile, generally let them weather a storm better, and their higher cash levels allow them both to return more cash to shareholders via dividends and share repurchases.

The Fund continues to maintain a lower-than-benchmark and lower-than-peer group profile in recently winning "value" sectors like commodities (e.g., energy and basic materials). The Team believes that prices have detached from fundamentals in many of these areas as speculators have become more involved in the short-term direction of stock prices.

It is often difficult to grasp the magnitude of a major pricing distortion while it is occurring, because such distortions are generally driven by widespread market beliefs. During the technology and telecommunications bubble of the 1990s, for example, investors were so excited about how new technologies could change the world in the distant future that they purchased many stocks with little or no proven earnings power at very high multiples of their forecast earnings--and they ignored stocks with reliable current earnings because they were dull. In their excitement about tomorrow, investors acted as if there were no today.

For most of the last four years, by contrast, investors have been so excited about today that they have acted as if there were no tomorrow. Strong global economic growth and a mortgage-financed consumer-spending binge in the U.S.--both triggered in large part by low interest rates intended to ward off the shock of the bursting technology bubble--unleashed an extraordinary earnings boom. Prolonged strong economic growth in combination with low inflation helped foster the illusion that cyclical earnings could persist indefinitely.

But the technology bubble did burst, and today's global commodities and U.S. housing bubbles appear to be losing air as well. U.S. earnings growth appears to the Team to have moderated, and it is likely to slow to below its long-term average if earnings growth in the energy, housing-related, utilities and regional bank sectors flatten or decline, as the Team anticipates.

The Team's philosophy has always been centered on the notion of buying high-quality businesses that are undervalued. It is the cornerstone of a disciplined investment process that has served the Fund's shareholders well over the long-term. The Team remains fully committed to executing on its strategy and believes that recent underperformance is mostly a function of the market's unusual appetite for the types of companies to which the Team generally limits the Fund's exposure. As the global economic and corporate profit cycles mature, the Team expects investor appetites for risk-taking to approach more historically normal levels.


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 3


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States. For the six- and 12-month periods ended November 30, 2006, the Lipper Large-Cap Core Funds Average consisted of 843 and 812 funds, respectively. Funds in the Lipper Average have generally similar investment objectives to AllianceBernstein Focused Growth & Income Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund can invest in small- to mid-capitalization companies. These investments may be more volatile than investments in large-capitalization companies. The Fund may at times be concentrated in a particular sector or industry group and, therefore, may be subject to greater risk. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


HISTORICAL PERFORMANCE
(continued from previous page)

                                                            Returns
THE FUND VS. ITS BENCHMARK                        -----------------------------
PERIODS ENDED NOVEMBER 30, 2006                       6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Focused Growth & Income Fund
  Class A                                              12.56%        11.20%
  Class B                                              12.14%        10.41%
  Class C                                              12.15%        10.42%
  Class R*                                             12.39%        10.94%
  Class K*                                             12.61%        11.39%
  Class I*                                             12.77%        11.64%
Russell 1000 Value Index                               12.92%        20.28%
Lipper Large-Cap Core Funds Average                    10.07%        12.26%

* Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
12/22/99* to 11/30/06

AllianceBernstein Focused Growth & Income Fund Class A: $16,803
Russell 1000 Value Index: $16,892

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                         AllianceBernstein Focused        Russell 1000
                       Growth & Income Fund Class A        Value Index
-------------------------------------------------------------------------------
       12/22/99                 $  9,575                    $ 10,000
       11/30/00                 $ 10,935                    $ 10,403
       11/30/01                 $ 12,619                    $ 10,076
       11/30/02                 $ 10,460                    $  9,108
       11/30/03                 $ 12,792                    $ 10,671
       11/30/04                 $ 14,161                    $ 12,770
       11/30/05                 $ 15,105                    $ 14,045
       11/30/06                 $ 16,803                    $ 16,892

*  Since inception of the Fund's Class A shares on 12/22/99.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Focused Growth & Income Fund Class A shares (from 12/22/99* to 11/30/06) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2006
--------------------------------------------------------------
                                NAV Returns    SEC Returns
Class A Shares
1 Year                             11.20%          6.50%
5 Years                             5.89%          4.97%
Since Inception*                    8.43%          7.76%

Class B Shares
1 Year                             10.41%          6.41%
5 Years                             5.13%          5.13%
Since Inception*                    7.68%          7.68%

Class C Shares
1 Year                             10.42%          9.42%
5 Years                             5.13%          5.13%
Since Inception*                    7.67%          7.67%

Class R Shares+
1 Year                             10.94%         10.94%
Since Inception*                    9.34%          9.34%

Class K Shares+
1 Year                             11.39%         11.39%
Since Inception*                    6.99%          6.99%

Class I Shares+
1 Year                             11.64%         11.64%
Since Inception*                    7.29%          7.29%


* Inception dates: 12/22/99 for Class A, Class B and Class C shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)


6 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2006)
--------------------------------------------------------------
                                                SEC Returns
Class A Shares
1 Year                                            10.46%
5 Year                                             5.72%
Since Inception*                                   8.19%

Class B Shares
1 Year                                            10.59%
5 Year                                             5.89%
Since Inception*                                   8.11%

Class C Shares
1 Year                                            13.51%
5 Year                                             5.89%
Since Inception*                                   8.10%

Class R Shares+
1 Year                                            15.11%
Since Inception*                                  10.27%

Class K Shares+
1 Year                                            15.55%
Since Inception*                                   8.70%

Class I Shares+
1 Year                                            15.91%
Since Inception*                                   9.00%


* Inception dates: 12/22/99 for Class A, Class B and Class C shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+ Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 4.


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 7


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                        Beginning                              Ending
                      Account Value                        Account Value                    Expenses Paid
                       June 1, 2006                      November 30, 2006                  During Period*
            ------------------------------   -------------------------------   ---------------------------
                Actual        Hypothetical          Actual       Hypothetical**        Actual      Hypothetical
            -----------   ----------------   -----------   -----------------   -----------   -------------
Class A         $1,000          $1,000            $1,125.62        $1,019.30           $ 6.13          $5.82
Class B         $1,000          $1,000            $1,121.36        $1,015.64           $10.00          $9.50
Class C         $1,000          $1,000            $1,121.45        $1,015.74           $ 9.89          $9.40
Class R         $1,000          $1,000            $1,123.86        $1,017.85           $ 7.67          $7.28
Class K         $1,000          $1,000            $1,126.05        $1,020.05           $ 5.33          $5.06
Class I         $1,000          $1,000            $1,127.69        $1,021.36           $ 3.95          $3.75

* Expenses are equal to the classes' annualized expense ratios of 1.15%, 1.88%, 1.86%, 1.44%, 1.00% and 0.74%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**  Assumes 5% return before expenses.


8 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


PORTFOLIO SUMMARY
November 30, 2006


PORTFOLIO STATISTICS
Net Assets ($mil): $304.6


SECTOR BREAKDOWN*
[ ]  24.0%   Finance                       [PIE CHART OMITTED]
[ ]  20.1%   Health Care
[ ]  16.9%   Consumer Staples
[ ]  10.9%   Technology
[ ]   9.3%   Consumer Services
[ ]   5.9%   Capital Goods
[ ]   3.9%   Utilities
[ ]   2.4%   Energy
[ ]   1.8%   Basic Industry
[ ]   1.7%   Multi Industry Companies
[ ]   0.5%   Transportation

[ ]   2.6%   Short-Term


TEN LARGEST HOLDINGS
November 30, 2006

                                                                    Percent of
Company                                         U.S. $ Value        Net Assets
-------------------------------------------------------------------------------
Axis Capital Holdings Ltd.                     $  17,286,150            5.7%
Loews Corp.-Carolina Group &
  Loews Corp.                                     16,528,450            5.6
American International Group, Inc.                13,009,200            4.3
Caremark Rx, Inc.                                 13,007,500            4.3
Wyeth                                             12,519,004            4.1
Procter & Gamble Co.                              12,244,050            4.0
JPMorgan Chase & Co.                              11,773,632            3.9
Sun Microsystems, Inc.                            11,653,000            3.8
Time Warner, Inc.                                 11,580,500            3.8
Emerson Electric Co.                              10,837,500            3.5
                                               $ 130,438,986           43.0%


* All data are as of November 30, 2006. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 9


PORTFOLIO OF INVESTMENTS
November 30, 2006

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-94.6%

Finance-23.4%
Banking-Money Center-4.7%
The Bank of New York Co., Inc.                         75,000     $   2,665,500
JPMorgan Chase & Co.                                  254,400        11,773,632
                                                                  -------------
                                                                     14,439,132
Banking-Regional-4.4%
Bank of America Corp.                                 160,000         8,616,000
Northern Trust Corp.                                   34,100         1,942,336
Wells Fargo & Co.                                      77,400         2,727,576
                                                                  -------------
                                                                     13,285,912
Brokerage & Money Management-0.9%
Merrill Lynch & Co., Inc.                              30,000         2,622,900

Insurance-13.4%
ACE, Ltd.                                              90,000         5,115,600
Allstate Corp.                                         40,000         2,539,200
American International Group, Inc.                    185,000        13,009,200
Axis Capital Holdings Ltd.                            505,000        17,286,150
Willis Group Holdings Ltd.                             71,000         2,858,460
                                                                  -------------
                                                                     40,808,610
                                                                  -------------
                                                                     71,156,554
Health Care-19.5%
Drugs-8.3%
Eli Lilly & Co.                                       100,000         5,359,000
Merck & Co. Inc.                                       58,300         2,594,933
Schering-Plough Corp.                                 225,000         4,952,250
Wyeth                                                 259,300        12,519,004
                                                                  -------------
                                                                     25,425,187
Medical Products-1.8%
Alcon, Inc.                                            50,000         5,481,000

Medical Services-9.4%
Caremark Rx, Inc.                                     275,000        13,007,500
Medco Health Solutions, Inc.(a)                       100,000         5,021,000
Quest Diagnostics, Inc.                                90,000         4,785,300
WellPoint, Inc.(a)                                     75,000         5,675,250
                                                                  -------------
                                                                     28,489,050
                                                                  -------------
                                                                     59,395,237
Consumer Staples-16.4%
Beverages-1.5%
PepsiCo, Inc.                                          75,000         4,647,750

Household Products-4.0%
Procter & Gamble Co.                                  195,000        12,244,050


10 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Retail - Food & Drug-3.7%
CVS Corp.                                             210,000     $   6,041,700
Walgreen Co.                                          125,000         5,061,250
                                                                  -------------
                                                                     11,102,950
Tobacco-7.2%
Altria Group, Inc.                                     65,000         5,473,650
Loews Corp.                                           125,000         4,990,000
Loews Corp.-Carolina Group                            185,000        11,538,450
                                                                  -------------
                                                                     22,002,100
                                                                  -------------
                                                                     49,996,850
Technology-10.6%
Communication Equipment-2.6%
Cisco Systems, Inc.(a)                                300,000         8,064,000

Computer Hardware/Storage-3.8%
Sun Microsystems, Inc.(a)                           2,150,000        11,653,000

Computer Services-0.8%
Fiserv, Inc.(a)                                        45,000         2,299,950

Internet Media-0.8%
Yahoo! Inc.(a)                                         90,000         2,429,100

Software-2.6%
Amdocs Ltd.(a)                                         70,000         2,698,500
Microsoft Corp.                                       175,000         5,132,750
                                                                  -------------
                                                                      7,831,250
                                                                  -------------
                                                                     32,277,300
Consumer Services-9.0%
Broadcasting & Cable-6.4%
News Corp.--Class A                                   384,400         7,918,640
Time Warner, Inc.                                     575,000        11,580,500
                                                                  -------------
                                                                     19,499,140
Entertainment & Leisure-1.1%
Walt Disney Co.                                       100,000         3,305,000

Restaurants & Lodging-1.5%
Hilton Hotels Corp.                                    71,500         2,347,345
McDonald's Corp.                                       57,500         2,413,275
                                                                  -------------
                                                                      4,760,620
                                                                  -------------
                                                                     27,564,760
Capital Goods-5.7%
Electrical Equipment-3.5%
Emerson Electric Co.                                  125,000        10,837,500


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 11


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Miscellaneous-2.2%
General Electric Co.                                  115,000     $   4,057,200
United Technologies Corp.                              40,000         2,581,200
                                                                  -------------
                                                                      6,638,400
                                                                  -------------
                                                                     17,475,900
Utilities-3.8%
Electric & Gas Utility-0.8%
The AES Corp.(a)                                      100,000         2,337,000

Telephone Utility-3.0%
AT&T, Inc.                                            250,000         8,477,500
Citizens Communications Co.                            50,000           708,500
                                                                  -------------
                                                                      9,186,000
                                                                  -------------
                                                                     11,523,000
Energy-2.3%
Oil Service-2.3%
Baker Hughes, Inc.                                     35,000         2,570,050
BJ Services Co.                                        50,000         1,688,500
Halliburton Co.                                        82,700         2,790,298
                                                                  -------------
                                                                      7,048,848
Basic Industry-1.8%
Chemicals-1.8%
Air Products & Chemicals, Inc.                         77,500         5,358,350

Multi-Industry Companies-1.6%
Multi-Industry Companies-1.6%
Honeywell International, Inc.                         115,000         4,942,700

Transportation-0.5%
Air Freight-0.5%
United Parcel Service, Inc.--Class B                   20,000         1,558,400

Total Common Stocks
  (cost $237,573,504)                                               288,297,899

SHORT-TERM INVESTMENT-2.5%
Time Deposit-2.5%
State Street Euro Dollar
  4.60%, 12/01/06
  (cost $7,547,000)                                  $  7,547         7,547,000

Total Investments-97.1%
  (cost $245,120,504)                                               295,844,899
Other assets less liabilities-2.9%                                    8,713,232

Net Assets-100.0%                                                 $ 304,558,131


(a)  Non-income producing security.

See notes to financial statements.


12 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


STATEMENT OF ASSETS & LIABILITIES
November 30, 2006

Assets
Investments in securities, at value (cost $245,120,504)           $ 295,844,899
Cash                                                                        152
Receivable for investment securities sold                            11,560,313
Receivable for capital stock sold                                       864,106
Dividends and interest receivable                                       591,905
Total assets                                                        308,861,375

Liabilities
Payable for investment securities purchased                           1,979,028
Payable for capital stock redeemed                                    1,723,172
Distribution fee payable                                                175,266
Advisory fee payable                                                    141,521
Transfer Agent fee payable                                               62,081
Administrative fee payable                                               46,751
Accrued expenses                                                        175,425
Total liabilities                                                     4,303,244
Net Assets                                                        $ 304,558,131

Composition of Net Assets
Capital stock, at par                                             $      19,356
Additional paid-in capital                                          223,994,649
Undistributed net investment income                                     632,419
Accumulated net realized gain on investment transactions             29,187,312
Net unrealized appreciation of investments                           50,724,395
                                                                  $ 304,558,131


Net Asset Value Per Share--18 billion shares of capital stock authorized, $.001 par value

                                         Shares          Net Asset
Class              Net Assets         Outstanding          Value
-------------------------------------------------------------------------
A                $ 134,079,286          8,311,227         $ 16.13*
B                $ 118,436,888          7,676,437         $ 15.43
C                $  49,794,346          3,228,334         $ 15.42
R                $   1,665,347            103,685         $ 16.06
K                $     334,810             20,703         $ 16.17
I                $     247,454             15,228         $ 16.25


* The maximum offering price per share for Class A shares was $16.85 which reflects a sales charge of 4.25%.

See notes to financial statements.


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 13


STATEMENT OF OPERATIONS
Year Ended November 30, 2006

Investment Income
Dividends                                        $   5,823,304
Interest                                               356,940    $   6,180,244

Expenses
Advisory fee                                         1,886,375
Distribution fee--Class A                              449,202
Distribution fee--Class B                            1,361,081
Distribution fee--Class C                              556,589
Distribution fee--Class R                                6,305
Distribution fee--Class K                                  341
Transfer agency--Class A                               312,012
Transfer agency--Class B                               318,159
Transfer agency--Class C                               121,263
Transfer agency--Class R                                 3,060
Transfer agency--Class K                                   143
Transfer agency--Class I                                    55
Custodian                                              174,010
Administrative                                          90,835
Legal                                                   84,337
Registration                                            61,315
Audit                                                   61,200
Directors' fees                                         34,055
Printing                                                32,603
Miscellaneous                                           21,912
Total expenses                                       5,574,852
Less: expense offset arrangement
  (see Note B)                                         (27,027)
Net expenses                                                          5,547,825
Net investment income                                                   632,419

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain on investment
  transactions                                                       35,150,443
Net change in unrealized
  appreciation/depreciation
  of investments                                                     (3,367,915)
Net gain on investment transactions                                  31,782,528

Net Increase in Net Assets
  from Operations                                                 $  32,414,947


See notes to financial statements.


14 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended       Year Ended
                                                  November 30,     November 30,
                                                     2006             2005
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income (loss)                    $      632,419   $     (218,678)
Net realized gain on investment
  transactions                                      35,150,443       22,464,325
Net change in unrealized
  appreciation/depreciation
  of investments                                    (3,367,915)       5,926,478
Net increase in net assets
  from operations                                   32,414,947       28,172,125

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                                   -0-      (1,514,182)
  Class R                                                   -0-          (1,155)
Net realized gain on
  investment transactions
  Class A                                          (10,387,971)      (2,195,466)
  Class B                                          (10,014,550)      (2,044,514)
  Class C                                           (4,131,885)        (831,037)
  Class R                                              (55,743)          (2,393)
  Class K                                                 (610)              -0-
  Class I                                                 (606)              -0-

Capital Stock Transactions
Net decrease                                      (111,314,707)    (122,923,053)
Total decrease                                    (103,491,125)    (101,339,675)

Net Assets
Beginning of period                                408,049,256      509,388,931
End of period (includes undistributed
  net investment income of $632,419
  and $0, respectively)                         $  304,558,131   $  408,049,256


See notes to financial statements.


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 15


NOTES TO FINANCIAL STATEMENTS
November 30, 2006

NOTE A

Significant Accounting Policies

AllianceBernstein Focused Growth & Income Fund, Inc. (the "Fund"), organized as a Maryland corporation on July 6, 1999, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Class I shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there


16 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 17


Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital


18 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20%, 2.70%, 2.45% and 2.20% of the daily average net assets for the Class A, Class B, Class C, Class R, Class K and Class I shares, respectively. For the year ended November 30, 2006, there were no fees waived by the Adviser.

Pursuant to the advisory agreement, the Fund paid $90,835 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2006.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $387,936 for the year ended November 30, 2006.

For the year ended November 30, 2006, the Fund's expenses were reduced by $27,027 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $5,056 from the sale of Class A shares and received $5,743, $158,274 and $6,641 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2006.

Brokerage commissions paid on investment transactions for the year ended November 30, 2006, amounted to $1,140,758, of which $114,879 and $0,


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 19


respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $212,932, $1,296,968, $38,160 and $4,064 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2006, were as follows:

                                                   Purchases          Sales
                                                --------------   --------------
Investment securities (excluding
  U.S. government securities)                   $  444,135,920   $  588,099,648
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                             $  245,985,844
Gross unrealized appreciation                                    $   52,193,397
Gross unrealized depreciation                                        (2,334,342)
Net unrealized appreciation                                      $   49,859,055


20 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS Securities LLC (formerly UBS Warburg LLC) Warburg (the"Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of November 30, 2006, the Fund had no securities on loan. For the year ended November 30, 2006, the Fund earned fee income of $2,580 which is included in interest income in the accompanying statement of operations.


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 21


NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               Shares                         Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended      Year Ended
                     November 30,   November 30,   November 30,    November 30,
                         2006          2005           2006            2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold            1,819,917     3,146,956   $  27,329,929   $  47,329,068
Shares issued in
  reinvestment of
  dividends and
  distributions          633,054       226,157       9,261,571       3,412,711
Shares converted
  from Class B           412,389       300,476       6,203,485       4,509,940
Shares redeemed       (5,920,150)   (7,580,567)    (88,556,790)   (113,693,130)
Net decrease          (3,054,790)   (3,906,978)  $ (45,761,805)  $ (58,441,411)

Class B
Shares sold              386,800       945,079   $   5,516,164   $  13,737,539
Shares issued in
  reinvestment of
  distributions          585,469       114,511       8,249,255       1,679,878
Shares converted
  to Class A            (429,960)     (310,682)     (6,203,485)     (4,509,940)
Shares redeemed       (3,894,373)   (3,980,552)    (55,554,441)    (57,816,219)
Net decrease          (3,352,064)   (3,231,644)  $ (47,992,507)  $ (46,908,742)

Class C
Shares sold              195,987       456,930   $   2,801,342   $   6,649,779
Shares issued in
  reinvestment of
  distributions          233,067        44,538       3,281,581         652,931
Shares redeemed       (1,744,641)   (1,758,535)    (24,794,968)    (25,543,365)
Net decrease          (1,315,587)   (1,257,067)  $ (18,712,045)  $ (18,240,655)

Class R
Shares sold               54,723        49,008   $     793,370   $     725,512
Shares issued in
  reinvestment of
  dividends and
  distributions            2,781            26          40,611             385
Shares redeemed          (14,128)       (5,184)       (208,454)        (78,278)
Net increase              43,376        43,850   $     625,527   $     647,619


22 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


                               Shares                         Amount
                     --------------------------  ------------------------------
                                      March 1,                       March 1,
                      Year Ended    2005(a) to     Year Ended       2005(a) to
                     November 30,   November 30,   November 30,    November 30,
                         2006          2005           2006            2005
                     ------------  ------------  --------------  --------------
Class K
Shares sold               23,711           661   $     362,874   $      10,100
Shares issued in
  reinvestment of
  distributions               -0-(b)        -0-              3              -0-
Shares redeemed           (3,669)           -0-        (54,709)             -0-
Net increase              20,042           661   $     308,168   $      10,100

Class I
Shares sold               14,571           657   $     217,953   $      10,036
Shares issued in
  reinvestment of
  distributions               -0-(b)        -0-              2              -0-
Net increase              14,571           657   $     217,955   $      10,036

(a)  Commencement of distribution.

(b)  Share amounts less than one full share.


NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2006.


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 23


NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2006 and November 30, 2005 were as follows:

                                                 2006             2005
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $   13,442,727   $    1,515,337
  Net long-term capital gains                   11,148,638        5,073,410
Total taxable distributions                     24,591,365        6,588,747
Total distributions paid                    $   24,591,365   $    6,588,747

As of November 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed long term capital gain                         $   18,047,710
Undistributed ordinary income                                    12,637,361
Unrealized appreciation/(depreciation)                           49,859,055(a)
Total accumulated earnings/(deficit)                         $   80,544,126

(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based


24 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compen-


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 25


satory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the


26 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York,


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 27


(ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.


28 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 29


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                  Class A
                                      ---------------------------------------------------------------
                                                         Year Ended November 30,
                                      ---------------------------------------------------------------
                                          2006        2005         2004         2003         2002
                                      -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                   $15.42       $14.69       $13.27       $10.85       $13.09

Income From Investment
  Operations
Net investment income
  (loss)(a)                                .09          .05          .10(b)      (.01)        (.01)
Net realized and unrealized
  gain (loss) on investment
  transactions                            1.54          .93         1.32         2.43        (2.23)
Net increase (decrease) in
  net asset value from
  operations                              1.63          .98         1.42         2.42        (2.24)

Less: Dividends and
  Distributions
Dividends from net investment
  income                                    -0-        (.10)          -0-          -0-          -0-
Distributions from net realized
  gain on investment
  transactions                            (.92)        (.15)          -0-          -0-          -0-
Total dividends and
  distributions                           (.92)        (.25)          -0-          -0-          -0-
Net asset value,
  end of period                         $16.13       $15.42       $14.69       $13.27       $10.85

Total Return
Total investment return based
  on net asset value(c)                  11.20%        6.67%       10.70%       22.30%      (17.11)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $134,079     $175,285     $224,377     $163,169      $75,413
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        1.21%(d)     1.27%        1.19%        1.51%        1.59%
  Expenses, before waivers/
    reimbursements                        1.21%(d)     1.27%        1.34%        1.51%        1.59%
  Net investment
    income (loss)                          .59%(d)      .36%         .73%(b)     (.12)%       (.10)%
Portfolio turnover rate                    133%         152%         132%         159%         218%


See footnote summary on page 35.


30 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                  Class B
                                    ------------------------------------------------------------------
                                                           Year Ended November 30,
                                    ------------------------------------------------------------------
                                        2006         2005           2004         2003         2002
                                    -----------  ------------  -------------  -----------  -----------
Net asset value,
  beginning of period                 $14.89        $14.20       $12.92          $10.64       $12.93

Income From Investment
  Operations
Net investment loss(a)                  (.02)         (.05)          -0-(b)(e)     (.10)        (.10)
Net realized and unrealized
  gain (loss) on investment
  transactions                          1.48           .89         1.28            2.38        (2.19)
Net increase (decrease) in
  net asset value from
  operations                            1.46           .84         1.28            2.28        (2.29)

Less: Distributions
Distributions from net realized
  gain on investment
  transactions                          (.92)         (.15)          -0-             -0-          -0-
Net asset value,
  end of period                       $15.43        $14.89       $14.20          $12.92       $10.64

Total Return
Total investment return based
  on net asset value(c)                10.41%         5.90%        9.91%          21.43%      (17.71)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                   $118,437      $164,194     $202,459        $183,098     $110,968
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                      1.94%(d)     2.00%        1.92%            2.25%        2.32%
  Expenses, before waivers/
    reimbursements                      1.94%(d)     2.00%        2.07%            2.25%        2.32%
  Net investment loss                   (.14)%(d)    (.37)%       (.03)%(b)        (.87)%       (.84)%
Portfolio turnover rate                  133%         152%         132%             159%         218%


See footnote summary on page 35.


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 31


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                   Class C
                                      -----------------------------------------------------------------
                                                            Year Ended November 30,
                                      -----------------------------------------------------------------
                                          2006         2005          2004         2003         2002
                                      -----------  -----------  -------------  -----------  -----------
Net asset value,
  beginning of period                   $14.88       $14.19       $12.91         $10.63       $12.92

Income From Investment
  Operations
Net investment loss(a)                    (.02)        (.05)          -0-(b)(e)    (.10)        (.10)
Net realized and unrealized
  gain (loss) on investment
  transactions                            1.48          .89         1.28           2.38        (2.19)
Net increase (decrease) in
  net asset value from
  operations                              1.46          .84         1.28           2.28        (2.29)

Less: Distributions
Distributions from net realized
  gain on investment
  transactions                            (.92)        (.15)          -0-            -0-          -0-
Net asset value,
  end of period                         $15.42       $14.88       $14.19         $12.91       $10.63

Total Return
Total investment return based
  on net asset value(c)                  10.42%        5.90%        9.91%         21.45%      (17.72)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                      $49,794      $67,622      $82,312        $71,348      $37,810
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        1.92%(d)     1.99%        1.90%          2.22%        2.30%
  Expenses, before waivers/
    reimbursements                        1.92%(d)     1.99%        2.05%          2.22%        2.30%
  Net investment loss                     (.12)%(d)    (.36)%       (.01)%(b)      (.84)%       (.82)%
Portfolio turnover rate                    133%         152%         132%           159%         218%


See footnote summary on page 35.


32 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                   Class R
                                              --------------------------------------------------
                                                                                      November 3,
                                                      Year Ended November 30,         2003(f) to
                                              -------------------------------------   November 30,
                                                  2006         2005         2004         2003
                                              -----------  -----------  -----------  -----------
Net asset value, beginning of period            $15.39       $14.66       $13.27       $13.16

Income From Investment Operations
Net investment income (loss)(a)                    .06          .03          .18(b)        -0-(e)
Net realized and unrealized gain on
  investment transactions                         1.53          .92         1.21          .11
Net increase in net asset value from
  operations                                      1.59          .95         1.39          .11

Less: Dividends and Distributions
Dividends from net investment income                -0-        (.07)          -0-          -0-
Distributions from net realized gain on
  investment transactions                         (.92)        (.15)          -0-          -0-
Total dividends and distributions                 (.92)        (.22)          -0-          -0-
Net asset value, end of period                  $16.06       $15.39       $14.66       $13.27

Total Return
Total investment return based on net
  asset value(c)                                 10.94%        6.47%       10.48%         .84%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)       $1,665         $928         $241          $10
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                                1.44%(d)     1.60%        1.45%        1.83%(g)
  Expenses, before waivers/
    reimbursements                                1.44%(d)     1.60%        1.59%        1.83%(g)
  Net investment income (loss)                     .42%(d)      .19%        1.25%(b)     (.26)%(g)
Portfolio turnover rate                            133%         152%         132%         159%


See footnote summary on page 35.


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 33


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                        Class K
                                                -----------------------
                                                Year Ended    March 1,
                                                 November    2005(f) to
                                                    30,     November 30,
                                                   2006         2005
                                                ----------   ----------
Net asset value, beginning of period              $15.43       $15.27

Income From Investment Operations
Net investment income(a)                             .15          .05
Net realized and unrealized gain on
  investment transactions                           1.51          .11
Net increase in net asset value from
  operations                                        1.66          .16

Less: Distributions
Distributions from net realized gain on
  investment transactions                           (.92)          -0-
Net asset value, end of period                    $16.17       $15.43

Total Return
Total investment return based on net asset
  value(c)                                         11.39%        1.05%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)           $335          $10
Ratio to average net assets of:
  Expenses                                          1.04%(d)     1.23%(g)
  Net investment income                              .96%(d)      .48%(g)
Portfolio turnover rate                              133%         152%


See footnote summary on page 35.


34 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                        Class I
                                                -----------------------
                                                Year Ended    March 1,
                                                 November    2005(f) to
                                                    30,     November 30,
                                                   2006         2005
                                                ----------   ----------
Net asset value, beginning of period              $15.47       $15.27

Income From Investment Operations
Net investment income(a)                             .19          .09
Net realized and unrealized gain on
  investment transactions                           1.51          .11
Net increase in net asset value from
  operations                                        1.70          .20

Less: Distributions
Distributions from net realized gain on
  investment transactions                           (.92)          -0-
Net asset value, end of period                    $16.25       $15.47

Total Return
Total investment return based on net asset
  value(c)                                         11.64%        1.31%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)           $248          $10
Ratio to average net assets of:
  Expenses                                           .73%(d)      .96%(g)
  Net investment income                             1.34%(d)      .77%(g)
Portfolio turnover rate                              133%         152%


(a)  Based on average shares outstanding.

(b)  Net of fees and expenses waived by the Adviser and Transfer Agent.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent defered sales charge is not reflected in the calculation of the total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  The ratio includes expenses attributable to costs of proxy solicitation.

(e)  Amount is less than $0.005.

(f)  Commencement of distributions.

(g)  Annualized.


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 35


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Focused Growth & Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Focused Growth & Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Focused Growth & Income Fund, Inc. at November 30, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
January 22, 2007


36 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


TAX INFORMATION
(unaudited)

For the fiscal year ended November 30, 2006, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of $5,823,304 as qualified dividend income, which is taxed at a maximum rate of 15%.

In addition, the Fund designates $13,442,727 from distributions paid in the fiscal year ended November 30, 2006 as long-term capital gain dividends.

For corporate shareholders, 44.99% of the total ordinary income distribution paid during the current fiscal year ended November 30, 2006 qualifies for the corporate dividends received deduction.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns, will be included with your Form 1099-DIV which will be sent to you separately in January 2007.


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 37


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President and Chief Executive Officer
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Frank V. Caruso(2), Senior Vice President
Paul C. Rissman, Senior Vice President
Stephen Pelensky, Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Fund are made by the Adviser's Relative Value Investment Team. While the members of the team work jointly to determine the investment strategy, including security selection, for the Fund, Mr. Frank Caruso, CIO of the Adviser's Relative Value Investment Team, is primarily responsible for the day-to-day management of the Fund.


38 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                PORTFOLIOS
                                                                                  IN FUND            OTHER
    NAME, ADDRESS,*                         PRINCIPAL                             COMPLEX         DIRECTORSHIPS
         AGE,                              OCCUPATION(S)                        OVERSEEN BY          HELD BY
   (YEAR ELECTED**)                     DURING PAST 5 YEARS                      DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #            Investment Adviser and an                       110               None
Chairman of the Board               Independent Consultant. He
74                                  was formerly Senior Manager
(1999)                              of Barrett Associates, Inc., a
                                    registered investment adviser,
                                    with which he had been
                                    associated since prior to 2002.
                                    He was formerly Deputy
                                    Comptroller and Chief Investment
                                    Officer of the State of New York
                                    and, prior thereto, Chief
                                    Investment Officer of the
                                    New York Bank for Savings.

David H. Dievler, #                 Independent Consultant. Until                   109               None
77                                  December 1994 he was Senior
(1999)                              Vice President of AllianceBernstein
                                    Corporation ("AB Corp.") (formerly
                                    Alliance Capital Management
                                    Corporation) responsible for mutual
                                    fund administration. Prior to joining
                                    AB Corp. in 1984, he was Chief
                                    Financial Officer of Eberstadt Asset
                                    Management since 1968. Prior to
                                    that, he was a Senior Manager at
                                    Price Waterhouse & Co. Member
                                    of American Institute of Certified
                                    Public Accountants since 1953.

John H. Dobkin, #                   Consultant. Formerly President                  108               None
64                                  of Save Venice, Inc. (preservation
(1999)                              organization) from 2001-2002;
                                    Senior Advisor from June
                                    1999 - June 2000 and President
                                    of Historic Hudson Valley (historic
                                    preservation) from December
                                    1989 - May 1999. Previously,
                                    Director of the National Academy
                                    of Design and during 1988-1992,
                                    Director and Chairman of the Audit
                                    Committee of AB Corp. (formerly
                                    Alliance Capital Management
                                    Corporation).


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 39


                                                                                PORTFOLIOS
                                                                                  IN FUND            OTHER
    NAME, ADDRESS,*                         PRINCIPAL                             COMPLEX         DIRECTORSHIPS
         AGE,                              OCCUPATION(S)                        OVERSEEN BY          HELD BY
   (YEAR ELECTED**)                     DURING PAST 5 YEARS                      DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS (continued)

Michael J. Downey, #                Consultant since January 2004.                  108          Asia Pacific
63                                  Formerly managing partner of                                  Fund, Inc.,
(2005)                              Lexington Capital, LLC (investment                              and The
                                    advisory firm) from December 1997                             Merger Fund.
                                    until December 2003. Prior thereto,
                                    Chairman and CEOof Prudential
                                    Mutual Fund Management from
                                    1987 to 1993.

D. James Guzy, #                    Chairman of the Board of PLX                    108              Intel
70                                  Technology (semi-conductors)                                 Corporation
(2005)                              and of SRC Computers, Inc.                                      (semi-
                                    with which he has been associated                             conductors)
                                    since prior to 2002. He is also                               and Cirrus
                                    President of the Arbor Company                                   Logic
                                    (private family investments).                                 Corporation
                                                                                                    (semi-
                                                                                                  conductors).


Nancy P. Jacklin, #                 Formerly U.S. Executive Director                108               None
58                                  of the International Monetary Fund
(2006)                              (December 2002-May 2006); partner,
                                    Clifford Chance (1992-2002); Senior
                                    Counsel, International Banking and
                                    Finance, and Associate General
                                    Counsel, Citicorp (1985-1992);
                                    Assistant General Counsel
                                    (International), Federal Reserve
                                    Board of Governors (1982-1985);
                                    and Attorney Advisor, U.S. Department
                                    of the Treasury (1973-1982). Member
                                    of the Bar of the District of Columbia
                                    and of New York; member of the
                                    Council on Foreign Relations.


40 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


                                                                                PORTFOLIOS
                                                                                  IN FUND            OTHER
    NAME, ADDRESS,*                         PRINCIPAL                             COMPLEX         DIRECTORSHIPS
         AGE,                              OCCUPATION(S)                        OVERSEEN BY          HELD BY
   (YEAR ELECTED**)                     DURING PAST 5 YEARS                      DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., #          Principal of Turner Venture                     108               The
65                                  Associates (venture capital                                      George
(2005)                              and consulting) since prior to                                    Lucas
                                    2002. From 2003 until May 31                                   Educational
                                    2006, he was CEO of Toppan,                                    Foundation,
                                    Photomasks, Inc., Austin,                                          and
                                    Texas. (semi-conductor                                          National
                                    manufacturing services).                                        Datacast,
                                                                                                      Inc.

Earl D. Weiner, #                   Of Counsel, and partner from                    107               None
67                                  1976-2006, of the law firm
(2007)                              Sullivan & Cromwell LLP, special-
                                    izing in investment management,
                                    corporate and securities law.

INTERESTED DIRECTOR

Marc O. Mayer,+                     Executive Vice President of                     108           SCB Partners,
1345 Avenue of the                  the Adviser since prior to 2002, and                            Inc. and
Americas                            Executive Managing Director of                                  SCB, Inc.
New York, NY 10105                  AllianceBernstein Investments,
49                                  Inc. ("ABI") since 2003; prior thereto,
(2003)                              he was head of AllianceBernstein
                                    Institutional Investments, a unit of
                                    the Adviser from 2001-2003. Prior
                                    thereto, Chief Executive Officer of
                                    Sanford C. Bernstein & Co., LLC
                                    (institutional research and brokerage
                                    arm of Bernstein & Co. LLC) ("SCB
                                    & Co.") and its predecessor since
                                    prior to 2002.


* The address for each of the Fund's Independent Directors is c/o AllianceBernstein L.P. Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY10105.

**  There is no stated term of office for the Fund's Directors.

+ Mr. Mayer is an "interested person," as defined in the 1940 Act, due to his position as an Executive Vice President of the Advisor.

# Member of the Audit Committee, Governance and Nominating Committee and the Independent Directors Committee.


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 41


Officer Information

Certain information concerning the Fund's Officers is listed below.


 NAME, ADDRESS*                          POSITION(S)                      PRINCIPAL OCCUPATION
    AND AGE                            HELD WITH FUND                     DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer                       President and Chief             See biography above.
49                                  Executive Officer

Frank V. Caruso                     Senior Vice President           Senior Vice President of the Adviser,**
50                                                                  with which he has been associated
                                                                    since prior to 2002.

Paul C. Rissman                     Senior Vice President           Executive Vice President of the
50                                                                  Adviser** with which he has been
                                                                    associated since prior to 2002.

Philip L. Kirstein                  Senior Vice President           Senior Vice President and Independent
61                                  and Independent                 Compliance Officerof the Alliance-
                                    Compliance Officer              Bernstein Funds with which he has
                                                                    been associated since October 2004.
                                                                    Prior thereto, he was Of Counsel to
                                                                    Kirkpatrick & Lockhart, LLP from
                                                                    October 2003 to October 2004, and
                                                                    General Counsel of Merrill Lynch
                                                                    Investment Managers L.P. since prior
                                                                    to 2002 until March 2003.

Stephen W. Pelensky                 Vice President                  Senior Vice President of the Adviser,**
51                                                                  with which he has been associated
                                                                    since prior to 2002.

Emilie D. Wrapp                     Secretary                       Senior Vice President, Assistant
51                                                                  General Counsel and Assistant
                                                                    Secretary of AllianceBernstein
                                                                    Investments Inc. ("ABI")** with which
                                                                    she has been associated since prior
                                                                    to 2002.

Joseph J. Mantineo                  Treasurer and Chief             Senior Vice President of
47                                  Financial Officer               AllianceBernstein Investor Services
                                                                    ("ABIS")**, with which he has been
                                                                    associated since prior to 2002.

Vincent S. Noto                     Controller                      Vice President of ABIS,** with which
42                                                                  he has been associated since prior to
                                                                    2002.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.


42 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


Information Regarding the Review and Approval of the Fund's Advisory Agreement

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on June 14, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in two private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 43


3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Fund;

11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Fund;

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider


44 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 45


been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology. The directors noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes annual presentations to the directors regarding its trading practices and brokerage allocation policies,


46 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


including its policies with respect to soft dollar arrangements. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan and retains a portion of such 12b-1 fees, and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements and receive brokerage commissions from the Fund and liquidity rebates from electronic communication networks in connection with certain of such transactions.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Fund as compared to a group of 12 to 10 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 170 to 84 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended December 31, 2005 over the 1-, 3- and 5-year periods and information prepared by the Adviser showing performance of the Class A Shares of the Fund as compared to the Russell 1000 Value Index (the "Index") for periods ended December 31, 2005 over the 1-, 3- and 5-year and since inception periods (December 1999 inception). The directors noted that in the Performance Group and Performance Universe comparisons the Fund was in the 5th quintile in the 1-year period, 3rd quintile in the 3-year period and 2nd quintile in the 5-year period. The comparative information showed that the Fund outperformed the Index in the since inception period and underperformed the Index in all other periods reviewed. Based on their review and discussion of the reasons for the Fund's recent underperformance with the Adviser, the directors retained confidence in the Adviser's ability to continue to


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 47


advise the Fund and concluded that the Fund's investment performance was understandable. The directors informed the Adviser that they planned to closely monitor the Fund's performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Fund. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products managed by it that have a substantially similar investment style as the Fund. They had previously received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Fund had breakpoints at much lower asset levels than those in the fee schedule applicable to the Fund and that the application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be significantly lower than that in the Fund's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The directors also reviewed information that indicated that the Adviser sub-advises a registered investment company that has investment strategies similar to the Fund at lower fee rates than those paid by the Fund. The directors also noted that the Adviser advises two other AllianceBernstein Funds with a substantially similar investment style as the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its


48 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund's at approximate current size contractual effective fee rate of 55 basis points was significantly lower than the Expense Group median, and that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was two basis points. The directors also noted that the Fund's total expense ratio, which had been capped by the Adviser (although the expense ratio was currently significantly lower than the cap), was the same as the Expense Group median and slightly lower than the Expense Universe median. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 49


the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


50 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Focused Growth & Income Fund, Inc. (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services;


2.  Management fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Fund grows larger; and

6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December 2003, is


(1) It should be noted that the information in the fee summary was completed on June 2, 2006 and presented to the Board of Directors on June 14, 2006 in accordance with the Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2)  Future references to the Fund do not include "AllianceBernstein."


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 51


based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

           Net Assets            Advisory Fee
            02/28/06        Based on % of Average
Category   (million)          Daily Net Assets                   Fund
-------------------------------------------------------------------------------
Value       $373.5       55 bp on 1st $2.5 billion        Focused Growth
                         45 bp on next $2.5 billion       & Income Fund, Inc.
                         40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount, which the Adviser received from the Fund in the Fund's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                            As a % of Average
Fund                                            Amount      Daily Net Assets
-------------------------------------------------------------------------------
Focused Growth & Income Fund, Inc.             $89,751            0.02%

The Adviser agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratios to the amounts set forth below for the Fund's fiscal year. The waiver is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund was operating below its expense cap as of its most recent fiscal year end; accordingly the expense limitation undertaking of the Fund was of no effect.

                               Expense Cap
                               Pursuant to
                                 Expense           Gross
                               Limitation         Expense          Fiscal
Fund                           Undertaking         Ratio          Year End
-------------------------------------------------------------------------------
Focused Growth & Income       Class A-2.50%        1.27%         November 30
Fund, Inc.                    Class B-3.20%        2.00%
                              Class C-3.20%        1.99%
                              Class R-2.70%        1.60%
                              Class K-2.45%        1.23%
                              Class I-2.20%        0.96%


(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.


52 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 53


AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund's advisory fee:

                   Net Assets   AllianceBernstein ("AB")   Effective     Fund
                    02/28/06    Institutional ("Inst.")    AB Inst.    Advisory
Fund                 ($MIL)          Fee Schedule          Adv. Fee     Fee(4)
-------------------------------------------------------------------------------
Focused Growth &    $ 373.5    Relative Value               0.327%      0.550%
Income Fund, Inc.              65 bp on 1st $25 million
                               50 bp on next $25 million
                               40 bp on next $50 million
                               30 bp on next $100 million
                               25 bp on the balance
                               Minimum Account Size: $10 m

The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio that has a similar investment style as the Fund. The following table shows the fee schedule of such AVPS portfolio:

Fund                       AVPS Portfolio                Fee Schedule
-------------------------------------------------------------------------------
Focused Growth             Growth & Income        0.55% on first $2.5 billion
& Income Fund, Inc.        Portfolio              0.45% on next $2.5 billion
                                                  0.40% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following "all-in" fee(5) for the Luxembourg fund that has a somewhat similar investment strategy as the Fund:

Fund                                                            Fee
-------------------------------------------------------------------------------
Equity Value                                                   1.50%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships.


(4) Fund advisory fee information was provided by Lipper. See Section II for additional discussion.

(5) The "all-in" fee shown is for the class A shares of Equity Value. This includes a fee for investment advisory services and a separate fee for distribution related services.


54 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


Fund                    Sub-advised Fund               Fee Schedule
-------------------------------------------------------------------------------
Focused Growth &         Client # 1             0.30% on first $1 billion
Income Fund, Inc.                               0.25% on next $500 million
                                                0.20% thereafter

                         Client # 2             0.60% on first $1 billion
                                                0.55% thereafter

                         Client # 3(6)          0.60% on first $1 billion
                                                0.55% on next $500 million
                                                0.50% on next $500 million
                                                0.45% on next $500 million
                                                0.40% thereafter

                         Client # 4(6)          0.30%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(7)

                                        Effective        Lipper
                                        Management       Group
Fund                                      Fee(8)         Median        Rank
-------------------------------------------------------------------------------
Focused Growth & Income Fund, Inc.        0.550          0.750         1/12


(6)  This is the fee schedule of a fund managed by an affiliate of the Adviser

(7) The effective management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

(8) The effective management fee rate for the Fund does not reflect the aforementioned payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 55


Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(9) and Lipper Expense Universe.(10) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Fund. The result of that analysis is set forth below:

                       Expense     Lipper      Lipper      Lipper      Lipper
                        Ratio      Group       Group      Universe    Universe
Fund                  (%)(11)     Median(%)     Rank      Median(%)     Rank
-------------------------------------------------------------------------------
Focused Growth &
Income Fund, Inc.      1.277       1.276        7/12       1.302       37/79

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Fund increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated


(9) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(10) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(11)  The total expense ratios shown are for the Fund's Class A shares.


56 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(12)

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Fund's Class A shares during the Fund's most recently completed fiscal year:

Fund                                                         Amount Received
-------------------------------------------------------------------------------
Focused Growth & Income Fund, Inc.                               $11,148

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during Fund's most recent fiscal year:

                                              12b-1 Fees           CDSC
Fund                                           Received          Received
-------------------------------------------------------------------------------
Focused Growth & Income Fund, Inc.             $3,265,417        $246,344

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability


(12) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 57


increased in 2005 in comparison to 2004. ABIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                          ABIS Fee(13)
-------------------------------------------------------------------------------
Focused Growth & Income Fund, Inc.                              $492,725

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Fund's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work


(13) The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Fund's account.


58 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $635 billion as of April 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below, which was prepared by Lipper, shows the 1, 3, and 5 year performance ranking of the Fund(14) relative to its Lipper Performance Group(15) and Lipper Performance Universe(16) for the periods ended December 31, 2005:

Focused Growth & Income Fund, Inc.                  Group         Universe
-------------------------------------------------------------------------------
  1 year                                            11/12          162/170
  3 year                                             7/12           54/116
  5 year                                             3/10            18/84

Set forth below are the 1, 3, and 5 year and since inception performance returns of the Fund (in bold)(17) versus its benchmark:(18)

                                        Periods Ending December 31, 2005
                                            Annualized Performance
-------------------------------------------------------------------------------
                                   1           3           5         Since
Fund                              Year        Year        Year     Inception
-------------------------------------------------------------------------------
Focused Growth & Income
  Fund, Inc.                      1.20       15.41        4.98        7.27
Russell 1000 Value Index          7.05       17.49        5.28        5.57

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 17, 2006


(14)  The performance rankings are for the Class A shares of the Fund.

(15)  The Lipper Performance Group is identical to the Lipper Expense Group.

(16) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

(17)  The performance returns shown are for the Class A shares of the Fund.

(18) The Adviser provided Fund and benchmark performance return information for periods through December 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 59


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


60 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


ALLIANCEBERNSTEIN FOCUSED GROWTH &INCOME
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


FGI-0151-1106



ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                                Audit-Related
                               Audit Fees            Fees             Tax Fees
                               ----------       -------------         --------
                      2005      $40,000             $3,697             $14,692
                      2006      $42,000             $5,126             $15,450

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                             Total Amount of
                                                          Foregoing Column Pre-
                                                          approved by the Audit
                                All Fees for                    Committee
                             Non-Audit Services          (Portion Comprised of
                              Provided to the             Audit Related Fees)
                           Portfolio, the Adviser        (Portion Comprised of
                           and Service Affiliates              Tax Fees)
                           ----------------------       ----------------------
            2005                 $897,385                     [ $186,092 ]
                                                              ( $171,400 )
                                                              (  $14,692 )
            2006               $1,051,898                     [ $152,091 ]
                                                              ( $136,641 )
                                                              (  $15,450 )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.   SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.   EXHIBITS.

The following exhibits are attached to this Form N-CSR:

       EXHIBIT NO.   DESCRIPTION OF EXHIBIT
       -----------   ----------------------
       12 (a) (1)    Code of Ethics that is subject to the disclosure of Item 2 hereof

       12 (b) (1)    Certification of Principal Executive Officer Pursuant to
                     Section 302 of the Sarbanes-Oxley Act of 2002

       12 (b) (2)    Certification of Principal Financial Officer Pursuant to
                     Section 302 of the Sarbanes-Oxley Act of 2002

       12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Focused Growth & Income Fund, Inc.

By:   /s/ Marc O. Mayer
      ------------------
      Marc O. Mayer
      President

Date: January 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      ------------------
      Marc O. Mayer
      President

Date: January 29, 2007

By:   /s/ Joseph J. Mantineo
      ------------------
      Joseph J. Mantineo
      Treasurer and Chief Financial Officer

Date: January 29, 2007